SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 21, 2003
                     ----------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                   001-8368                51-0228924
         (State of             (Commission File No.)      (IRS Employer
       Incorporation)                                     Identification No.


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                   -------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

The Company executed the FOURTH AMENDMENT dated as of March 21, 2003 to the Second Amended and Restated Debtor in Possession Credit Agreement among SAFETY-KLEEN SERVICES, INC., the financial institutions or entities from time to time parties thereto, THE TORONTO-DOMINION BANK, HOUSTON AGENCY and TORONTO DOMINION (TEXAS), INC., as letter of credit issuing banks, TORONTO DOMINION (TEXAS), INC., as administrative agent and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and underwriter initially dated as of June 11, 2000, amended and restated as of July 19, 2000 and as further amended and restated as of March 22, 2002 and amended by the First Amendment dated as of September 3, 2002, the Second Amendment dated as of September 6, 2002 and the Third Amendment dated as of October 24, 2002 (the "Credit Agreement"). The Amendment, among other things, has the effect of extending the termination date of the Credit Agreement to the earliest to occur of (a) July 31, 2003, (b) the effective date of a Plan of Reorganization, and (c) the earlier termination of the Revolving Credit Commitments in accordance with the terms of the Credit Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description

(4)(a) FOURTH AMENDMENT dated as of March 21, 2003 to the Second Amended and Restated Debtor in Possession Credit Agreement among SAFETY-KLEEN SERVICES, INC., the financial institutions or entities from time to time parties thereto, THE TORONTO-DOMINION BANK, HOUSTON AGENCY and TORONTO DOMINION (TEXAS), INC., as letter of credit issuing banks, TORONTO DOMINION (TEXAS), INC., as administrative agent and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and underwriter initially dated as of June 11, 2000, amended and restated as of July 19, 2000 and as further amended and restated as of March 22, 2002 and amended by the First Amendment dated as of September 3, 2002, the Second
Amendment dated as of September 6, 2002 and the Third Amendment dated as of October 24, 2002.

                                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAFETY-KLEEN CORP.



Date: March 25, 2003               By:  /s/ JAMES K. LEHMAN
                                      ----------------------------------------
                                      James K. Lehman
                                      Senior Vice President, General Counsel and
                                      Secretary

                                  EXHIBIT INDEX

(4)(a) FOURTH AMENDMENT dated as of March 21, 2003 to the Second Amended and Restated Debtor in Possession Credit Agreement among SAFETY-KLEEN SERVICES, INC., the financial institutions or entities from time to time parties thereto, THE TORONTO-DOMINION BANK, HOUSTON AGENCY and TORONTO DOMINION (TEXAS), INC., as letter of credit issuing banks, TORONTO DOMINION (TEXAS), INC., as administrative agent and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and underwriter initially dated as of June 11, 2000, amended and restated as of July 19, 2000 and as further amended and restated as of March 22, 2002 and amended by the First Amendment dated as of September 3, 2002, the Second Amendment dated as of September 6, 2002 and the Third Amendment dated as of October 24, 2002.